UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 14, 2008

Rotech Healthcare Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50940	030408870
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (407) 822-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The press release attached as Exhibit No. 99.1 is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. Press release

Exhibit No.	Description
99.1	Press release of the Company dated March 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROTECH HEALTHCARE INC.

Date: March 14, 2008	By:	/s/ Steven Alsene
Steven Alsene Chief Financial Officer